UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

April 27, 2011

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
1-7810	Energen Corporation	Alabama	63-0757759

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama			35203
(Address of principal executive offices)			(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 27, 2011, Energen Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders approved an amendment to the Company’s Stock Incentive Plan. The amendment, among other changes, adds 3,000,000 shares to the number of shares available for issuance under the Stock Incentive Plan. The Company’s Board of Directors had previously approved the amendment to the Stock Incentive Plan, subject to shareholder approval. For a description of the Stock Incentive Plan, as amended, see the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 18, 2011. A copy of the Stock Incentive Plan, as amended, was attached as Appendix B to the Proxy Statement. The above description is qualified in its entirety by reference to the terms of the Stock Incentive Plan, as amended.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

(a) The registrant held its Annual Meeting on April 27, 2011.

(b) Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Exchange Act; there was no solicitation in opposition to management’s nominees for directors as listed in the Proxy Statement and all such nominees for directors as listed in the Proxy Statement were elected. The final results of the voting for three Directors for a term of three-year terms expiring in 2014 are set forth below:

Kenneth W. Dewey	For	55,045,614
	Against	1,335,500
	Broker non-votes	6,254,298

James T. McManus, II	For	54,009,227
	Against	2,371,887
	Broker non-votes	6,254,298

David W. Wilson	For	54,799,280
	Against	1,581,834
	Broker non-votes	6,254,298

Described below are the other matters voted upon at the Annual Meeting and the final number of affirmative votes, negative votes, abstentions and broker non-votes.

I.	Proposal to ratify PricewaterhouseCoopers LLP as the independent registered public accountants – approved.

For	61,935,060
Against	553,687
Abstain	146,665
Broker non-votes	-

II.	Proposal to amend Stock Incentive Plan – approved.

For	51,447,734
Against	4,381,625
Abstain	551,755
Broker non-votes	6,254,298

III.	Advisory vote on executive compensation – approved.

For	52,615,623
Against	3,415,185
Abstain	350,306
Broker non-votes	6,254,298

IV.	Advisory vote on executive compensation vote frequency – approved every one year.

Every one year	50,511,143
Every two years	308,465
Every three years	5,342,064
Abstain	219,442
Broker non-votes	6,254,298

V.	Shareholder proposal – not approved.

For	24,499,055
Against	25,042,439
Abstain	6,839,620
Broker non-votes	6,254,298

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number:

10.1	Stock Incentive Plan (As Amended Effective April 27, 2011) (incorporated by reference to Energen Corporation’s Schedule 14A filed on March 18, 2011; Appendix B).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION

April 28, 2011	By:	/s/ J. David Woodruff
J. David Woodruff Vice President, General Counsel and Secretary of Energen Corporation

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	* Stock Incentive Plan (As Amended Effective April 27, 2011) (incorporated by reference to Energen Corporation’s Schedule 14A filed on March 18, 2011; Appendix B).

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.

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